Subsequent Events (Unaudited)	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
On May 10, 2016, FCX negotiated a termination and settlement of FM O&G's two drilling rig contracts with Noble Drilling (U.S.) LLC, a subsidiary of Noble Corporation plc. Under the settlement, FCX will provide Noble with $540 million in value over a 30-day period payable at FCX's option in cash, FCX's common stock, or bonds issued by Noble or its affiliates with maturities through December 31, 2019, subject to a limit of $200 million of bonds. FCX also agreed to provide Noble with contingent payments of up to $75 million depending on the price of crude oil over the next 12-month period. As a result of the settlement, Noble has released FM O&G from $0.8 billion in payment obligations under the two drilling rig contracts.

FCX evaluated events after March 31, 2016, and through the date the consolidated financial statements were issued, and determined any events or transactions occurring during this period that would require recognition or disclosure are appropriately addressed in these consolidated financial statements.